NEW ENGLAND LIFE INSURANCE COMPANY

New England Variable Life Separate Account

Supplement dated December 15, 2022 To

Prospectuses Dated April 30, 1999, May 1, 2000, May 1, 2001, April 28, 2008 and April 30, 2012

Zenith Survivorship Life 2002

Zenith Survivorship Life Plus

Zenith Survivorship Life

Enterprise Executive Advantage

Zenith Executive Advantage 2000

Zenith Executive Advantage Plus

This supplement describes a change to the variable life insurance policies listed above issued by New England Life Insurance Company (“we” or “us”).

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of your prospectus, write to us at: New England Life Insurance Company, P.O. Box 4270, Clinton, IA 52733-4270, call us at (800) 388-4000, or access the Securities and Exchange Commission’s website at http://sec.gov. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

Information Change for the Office that Administers Your Contract

Effective December 30, 2022, contact information for the designated offices that receive policy owner servicing requests, transactions and inquiries for your policy will change. Please use the following new contact information:

For Zenith Survivorship Life 2002, Zenith Survivorship Life Plus and Zenith Survivorship Life Policies only, the Designated Office for various Policy transactions is as follows:

Premium and Loan Payments	New England Life Insurance Company P.O. Box 371499 Pittsburgh, PA 15250-7499

Surrenders, Withdrawals and Sub-Account Transfers	New England Life Insurance Company P.O. Box 4270 Clinton, IA 52733-4270

Death Claims	New England Life Insurance Company P.O. Box 4268 Clinton, IA 52733-4268

All Other Policy Transactions and Inquiries	New England Life Insurance Company P.O. Box 4270 Clinton, IA 52733-4270

For Enterprise Executive Advantage, Zenith Executive Advantage 2000 and Zenith Executive Advantage Plus Policies only, the Designated Office for the various Policy transactions is as follows:

Renewal Premium Payments	New England Life Insurance Company 75 Remittance Drive, Suite 1672 Chicago, IL 60675-1672

K (NEVL_404_409_413_PRO)

Surrenders, Loans, Withdrawals, Transfers, and Sub-Account Transfers	New England Life Insurance Company P.O. Box 4270 Clinton, IA 52733-4270

Death Claims	New England Life Insurance Company P.O. Box 4268 Clinton, IA 52733-4268

All Other Policy Transactions and Inquiries	New England Life Insurance Company P.O. Box 4270 Clinton, IA 52733-4270

We will continue to accept requests and elections at the old address until close of the New York Stock Exchange on March 30, 2023. After this date, requests and elections, sent to an address other than the one provided above, may be returned or there may be a delay in processing requests.

This change does not affect any of your contractual provisions. All rights and benefits you have with your policy remain the same.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE